SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]


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SECTOR/SPECIALITY
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Scudder Choice Series:

  Scudder Health Care Fund

  Scudder Technology
  Innovation Fund








Semiannual Report
November 30, 2000



Two no-load funds, each of which seeks long-term growth of capital by investing primarily in common stocks and other equity securities of companies in a group of related industries.

Scudder Technology Innovation Fund was formerly known as Scudder Technology
Fund.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Series' President

                     Scudder Health Care Fund

                       6   Portfolio Management Discussion

                      13   Performance Update

                      15   Portfolio Summary

                      17   Investment Portfolio


                     Scudder Technology Innovation Fund

                      21   Portfolio Management Discussion

                      26   Performance Update

                      28   Portfolio Summary

                      30   Investment Portfolio


                      33   Glossary of Investment Terms

                      34   Financial Statements

                      39   Financial Highlights

                      43   Notes to Financial Statements

                      52   Shareholder Meeting Results

                      54   Officers and Trustees

                      55   Investment Products and Services

                      57   Account Management Resources

Scudder Choice Series

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Health Care Fund
  Class AARP                     ticker symbol SHCAX             fund number 152
  Class S                        ticker symbol SCHLX             fund number 352
Technology Innovation Fund
  Class AARP                     ticker symbol STCHX             fund number 151
  Class S                        ticker symbol SCUTX             fund number 351
--------------------------------------------------------------------------------

Date of             o    Scudder Health Care Fund -- Class S shares returned
Inception --             25.66% over the six-month period ended November 30,
Scudder Health           2000. The fund benefited from its holdings in a mix of
Care Fund:               large-cap and specialty companies in subsectors such as
3/2/98                   pharmaceuticals and medical devices, complemented by
                         investments in new life sciences companies in growth
Scudder Technology       areas such as biotechnology and drug discovery.
Innovation Fund:
3/2/98              o    Scudder Technology Innovation Fund-- Class S shares
                         returned -19.27% during the six months ended November
Total Net Assets as      30, 2000, compared to a -27.76% return for its
of 11/30/00--            benchmark, the unmanaged Goldman Sachs Technology
                         Composite Index. The fund benefited from being
Health Care Fund:        underweight, relative to the benchmark, in several
  Class AARP:            technology categories that saw high levels of price
  $17.1 million          volatility.
  Class S:
  $229.5 million

Scudder Technology
Innovation Fund:
  Class AARP:
  $12.1 million
  Class S:
  $587.8 million

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholders,

   The year 2000 may be remembered as the year when investors aggressively sold stocks when their prices, in relation to expected growth and earnings, seemed excessive. The sell-off was particularly hard on technology companies, especially those with little or no earnings expectations. At the same time, however, many health care stocks continued to perform well, as investors came to believe that this sector still offers superior growth prospects in the face of a slowing U.S. economy. However, rather than focus on near-term outlooks for any particular sector, we at Scudder strive to concentrate on such fundamentals as a company's ability to consistently demonstrate above-average earnings growth. Thanks to the team approach behind every Scudder fund -- where portfolio managers are supported by economists, research analysts, and other investment specialists -- we believe we can find such companies in the health care and technology sectors whose long-range prospects may be obscured by short-term volatility in the market.

   In technology, for example, we know that if we just look at current valuations, we risk missing an opportunity to invest in a dominant company that is still experiencing rapid growth. Instead, we look for companies with good business models, the ability to execute their business plans, and consistent earnings. In health care, meanwhile, human genome research is showing the potential to revolutionize medicine through many new drugs and treatments. While this research will create potential opportunities for many health care companies, we expect that, over time, the market will reward only those that possess the best combination of scientific prowess, financial acumen, and management skill. For more information on where the portfolio managers of Scudder Health Care Fund and Scudder Technology Innovation Fund see opportunities emerging in these areas, please turn to the Portfolio Management Discussions that begin on pages 6 and 21, respectively.

   Thank you for your continued investment in Scudder Choice Series. For current information on your fund or your account, visit our Web site at www.scudder.com. There, you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

   Sincerely,

   /s/Lin Coughlin

   Linda C. Coughlin
   President
   Scudder Choice Series

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              November 30, 2000

Scudder Health Care Fund

In the following interview, lead portfolio manager James Fenger discusses Scudder Health Care Fund's strategy and the market environment in the six-month period ended November 30, 2000.

                     Q: How did Scudder Health Care Fund perform for the six-month period ended November 30, 2000?

                     A: The Class S shares of the fund provided a 25.66% total return for the first half of fiscal year 2001, an exceptionally strong performance given a difficult market environment for growth stocks and an uncertain national political climate as of November 30, 2000. The unmanaged Standard & Poor's 500 Composite Index (S&P 500) fell 6.92% during the period, while the average health/biotechnology mutual fund rose 23.54%, as measured by Lipper, Inc. For the year through November 30, the fund returned 64.9%, compared to a -4.22% return for the S&P 500, while the average health/biotechnology fund rose 36.24%.

                     Q: Why did health care stocks hold up better than the rest of the equity market?

                     A: Health care stocks provided, and in our view still offer, superior and sustainable growth prospects in the face of a slowing U.S. economy. As perceptions about U.S. interest rates and inflation shifted, unprofitable firms full of marketing sound and fury but with weak business plans generally lost support among investors. In March, many overvalued technology stocks began to drop sharply as corporate earnings forecasts proved too rosy, customer demand did not meet expectations and access to expansion capital was curtailed. For the six-month period ended November 30, 2000, technology stocks as measured by the unmanaged Goldman Sachs Technology Index plummeted 27.76%.

--------------------------------------------------------------------------------
Health Care Sector
Estimated Average Annual Earnings Growth 2000 to 2005
--------------------------------------------------------------------------------
Biotechnology companies                                          29.1%

Medical products companies                                       22.1%

Pharmaceutical companies                                         15.8%

Standard & Poor's 500 Index                                      14.1%
--------------------------------------------------------------------------------

Source: Bloomberg Business News. Data is as of 12/10/00, is based on a consensus of security analysts' estimates, is subject to change and may not come to pass. It is not intended to represent the earnings growth rate of any mutual fund offered by Scudder.

                     By boosting positions in health care stocks, investors saw a way to diversify their portfolios with a highly profitable industry group that appeared to be less subject to the ups and downs of the economy than personal computers, semiconductors, and other growth sectors. As shown in the above Estimated Average Annual Earnings Growth table, it is anticipated that profits at biotechnology, medical products and pharmaceutical companies could expand at a much higher rate over the next five years than companies in the S&P 500.

                     Q:  How did you position the fund in this environment?

                     A: We maintained a mix of large-cap and specialty companies in subsectors such as pharmaceuticals and medical devices, complemented by new life sciences companies in growth areas such as biotechnology and drug discovery. This diversified approach reduced overall volatility and gave us the flexibility to rotate between different areas of the health care industry as opportunities arose. In the annual report dated May 31, 2000, we highlighted a shift in strategy over the March-April time frame. Positions in more speculative biotech holdings were reduced as valuations reached extended levels. The proceeds were reinvested in subsectors of health care with stable growth and attractive valuations such as medical supply and device and specialty pharmaceuticals companies. Many holdings within these areas generated strong returns during the first fiscal half of 2000. Among our key holdings in the medical supplies and devices, St. Jude Medical, Biomet, Abbott Labs, and Baxter increased 30% to 70% in price during the period.
                     Among our holdings in specialty pharmaceuticals, Alza saw its stock rise 75% as it successfully launched a sustained drug for the treatment of attention deficit disorder that does not need to be administered during school hours, a major benefit to teachers and students. Forest Labs, up 53%, exceeded expectations thanks to rapidly growing sales of an antidepressant and licenses for several new pharmaceuticals to broaden its future pipeline.

                     Our positive opinion on the life science equipment industry continued to benefit the fund as two of our largest holdings, Applera Corp-Applied Biosystems (formerly PE Corp-PE Biosystems), and Waters, both produced strong returns. We believe the market for life science instrumentation and reagent kits which help researchers study how a cell is regulated by its genetic material and to search for drugs that can treat diseases, offers an attractive, lower risk opportunity to benefit from advances in genomics. We expect that the companies that provide the necessary tools for discovery should capture both improved growth and near-term profitability. During the first fiscal half, we took advantage of stock price weakness on two life science companies, Invitrogen and Molecular Devices, to increase positions. Invitrogen is the market leader in reagent kits. Molecular Devices produces instruments used in the screening of new pharmaceuticals. Both made highly complementary acquisitions that we think will enhance their long-term potential.

                     Within the biotech sector, IDEC Pharmaceuticals was a stand-out performer, rising 173% during the period. IDEC Pharmaceuticals benefited from Rituxan, a new drug used to treat non-Hodgkin's lymphoma, a difficult to treat blood cancer. Among our emerging biotech holdings, Alexion Pharmaceuticals climbed 125%. Alexion is developing a product that could be useful in cardiac surgery and in the treatment of various diseases such as rheumatoid arthritis and psoriasis. As of November 30, biotechnology was the largest subsector within the portfolio, representing approximately a third of net assets. After a weak spring, biotech stocks gained steadily throughout the summer, and fell somewhat this past autumn amid declines in broader U.S. equity indices. In November, we took advantage of declining prices and increased the fund's biotech holdings. We emphasized mature companies with proven products or clear near-term milestones. Portfolio positions in earlier-stage companies are limited in size.

                     After a strong summer for pharmaceutical companies, we reduced the fund's positions in certain large-cap pharmaceutical firms as prices reached higher levels. Pre-election concerns negatively impacted the group, but were more than offset by concerns over a weakening economy. Our largest holding in the pharmaceutical sector, Pfizer, lagged the group as second- and third-quarter revenues fell somewhat below expectations due to a number of largely one-time factors. However, we feel that underlying demand for Pfizer's pharmaceuticals remains strong and will result in improved revenue growth in 2001. Our three year earnings-per-share forecast for Pfizer remains at 25%.

                     Q: Historically the fund has been underweighted in health care services such as hospitals and HMOs. Is this still true?

                     A: Yes, but during the first half of fiscal year 2001 we increased the fund's positioning in health services from less than 3% to roughly 8% of assets. The fund's performance benefited as a result. After several years of underperformance, many health care service providers and selected health insurance companies made a comeback this year. Our four holdings -- Cigna, HCA, Tenet Healthcare, and UnitedHealth -- provided returns of 48% to 66% during the first half of the fiscal year. A catalyst for this development has been improved pricing power among the health care management companies. A tight job market has meant decreased corporate bargaining power and increased premiums to employers. In addition to improved pricing from the providers' point of view, higher-quality, more-conservative companies such as
                     CIGNA and United Healthcare are gaining share from managed care players with business plans that are less sound. Providers, such as the for-profit hospitals, are also benefiting from these trends and generated positive earnings surprises in the third calendar quarter. Another promising area within the service sector is the clinical lab testing market.
                     After a difficult period of intense competition and governmental scrutiny during much of the 1990s, the industry now faces consolidation and improved pricing. Longer-term, we believe new diagnostic tests from genomics offer significant growth opportunities.
                     We initiated two positions within this sector during the first fiscal half.

                     Q: The rapid commercialization of the Internet sparked a four-year boom in technology stocks. Is there a comparable development occurring in health care?

                     A: We believe there is. The recently completed mapping of the human genome may provide such a catalyst. Life sciences research has unlocked the key to human life. This development is expected to revolutionize the practice of medicine by creating many new drugs and treatments. With the increased scientific knowledge from a greater understanding of the human genome, many new treatments for illnesses that have been poorly treated in the past may become a reality. Furthermore, drugs should be more targeted towards the patients that will benefit the most.

                     Several sectors of health care may reap the benefits from the genomics revolution. The equipment companies will provide the tools and infrastructure for drug discovery. We have highlighted this segment as an opportunity for investment as it is less product-dependant and more profitable upfront. Biotechnology and technology platform companies should be the next beneficiaries as they provide the necessary tools and techniques for discovery. Finally, the pharmaceutical firms should profit from the manufacturing and marketing of new pharmaceuticals.

                     Q: In calendar year 2000, many investors lost money on nonprofitable Internet-related companies whose stocks fizzled out. Do biotechnology companies present a similar degree of risk?

                     A: It's true that many small biotechnology companies have yet to turn a profit, but the two sectors are not at all comparable. Barriers to entry for Internet-related businesses are low. Anybody with a good idea, a creative bit of programming, and a Web site can attempt to jump on the Internet bandwagon. The technology sector is characterized by short product cycles and relatively modest regulatory requirements.

                     Health care is a much different animal. Medical peer review and the Food and Drug Administration approval processes are rigorous. Product development cycles can be long and expensive, with a major new drug costing several hundred million dollars to develop. A great deal of expertise is needed to achieve a scientific breakthrough, and barriers to entry are high, especially in the United States. Once a product is marketed, significant barriers to entry and strong patent protection can provide high levels of profitability and growth over a sustained period. The large pharmaceutical companies are a perfect example.

                     We expect that, over time, the market will more carefully evaluate health care companies and reward only those that possess the best combination of scientific prowess, financial acumen and management skill. We believe we have a careful stock selection process that can both identify well-run companies with sustainable business plans and screen out potential losers.

                     At the same time, it should be kept in mind that investing in a fund that focuses on a single industry -- even one with as many components as health care -- entails more risk of price fluctuation than a fund that is more broadly diversified among a range of sectors. For this reason, we believe investors should consider this fund as just one part of their allocation to domestic and international stock funds.

                     Q: What's your outlook for the health care sector for the balance of fiscal year 2001?

                     A: While prices of many health care stocks have increased dramatically in the past year, we believe many companies' shares have further to go in view of the industry's compelling long-term underlying growth prospects. Factors underpinning this growth include strong unit growth and new products flow, scientific breakthroughs from genomics, increased joint ventures in development and marketing, positive demographic trends, and continued consolidation. In addition, we view the recent general election results as a potentially positive catalyst. Eventual legislative passage of an outpatient Medicare drug benefit could help to reduce uncertainty. If prescription prices go down because of the legislation, revenues might still increase if lower prices lead to more prescriptions being sold.

Performance Update
--------------------------------------------------------------------------------
                                                              November 30, 2000
Scudder Health Care Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder Health
               Care Fund --               S&P 500                 Russell 2000
               Class S                    Index*                  Index*

   3/98**          10000                    10000                   10000
   5/98            10067                     9927                    9513
  11/98            10492                    10670                    8338
   5/99            10775                    12014                    9257
  11/99            11633                    12902                    9644
   5/00            15283                    13275                   10174
  11/00            19183                    12357                    9587


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                             Average
Period ended 11/30/2000         $10,000             Cumulative        Annual
-------------------------------------------------------------------------------
Scudder Health Care Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $  16,490               64.90%          64.90%
-------------------------------------------------------------------------------
Life of Fund**                 $  19,183               91.83%          26.74%
-------------------------------------------------------------------------------
S&P 500 Index*
-------------------------------------------------------------------------------
1 year                         $   9,578               -4.22%          -4.22%
-------------------------------------------------------------------------------
Life of Fund**                 $  12,357               23.57%           8.25%
-------------------------------------------------------------------------------
Russell 2000 Index*
-------------------------------------------------------------------------------
1 year                         $   9,941                -.59%           -.59%
-------------------------------------------------------------------------------
Life of Fund**                 $   9,587               -4.13%          -1.57%
-------------------------------------------------------------------------------

Returns and Per Share Information

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER HEALTH CARE FUND -- CLASS S TOTAL RETURN (%) AND S&P 500 INDEX* TOTAL RETURN (%)

                                Yearly periods ended November 30

                                 1998**   1999   2000
-------------------------------------------------------------------------------
Fund Total
Return (%)                     4.92***    10.88  64.90
-------------------------------------------------------------------------------
Index Total
Return (%)                      12.33     20.92  -4.22
-------------------------------------------------------------------------------
Net Asset
Value ($)                       12.59     13.95  23.02
-------------------------------------------------------------------------------
Income
Dividends
($)                                --        --     --
-------------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                --        --     --
-------------------------------------------------------------------------------

* The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fee.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               November 30, 2000
Scudder Health Care Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Holdings             98%                       The fund seeks to remain
Cash Equivalents             2%                          fully invested at all
-----------------------------------                      times and, therefore,
                           100%                          generally maintains a
-----------------------------------                       small cash position.



--------------------------------------------------------------------------------
Diversification (Excludes 2% Cash Equivalents)
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Biotechnology                32%                            The fund's holdings
Pharmaceuticals:                                              included a mix of
  Major Pharmaceuticals      17%                              companies such as
  Specialty Pharmaceuticals  12%                            pharmaceuticals and
  Japanese Pharmaceuticals    2%                               medical devices,
Medical Supply & Specialty   15%                       complemented by new life
Life Science Equipment       12%                          sciences companies in
Hospital Management           4%                           growth areas such as
Health Industry Services      4%                         biotechnology and drug
Diversified Manufacturing     2%                                     discovery.
-----------------------------------
                           100%
-----------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(30% of Portfolio)                                    The fund's top holdings
                                                        reflect its extensive
  1.     Pfizer, Inc.                                   diversification among
         Manufacturer of prescription                  many subsectors of the
         pharmaceuticals and non-prescription               health care area.
         self medications

  2.     Baxter International, Inc.
         Manufacturer and distributor of hospital and laboratory products and services

  3.     Abbott Laboratories
         Developer of health care products

  4.     Alza Corp.
         Producer of drugs providing programmed long-term medication

  5.     Eli Lilly & Co.
         Producer of pharmaceuticals

  6.     American Home Products Corp.
         Manufacturer and retailer of pharmaceuticals and consumer health care products

  7.     Applera Corp.-- Applied Biosystems Group
         Developer and marketer of instrument-based systems, reagents, software and contract services to the life science industry and research community

  8.     Forest Laboratories, Inc.
         Drug manufacturer

  9.     Waters Corp.
         Provider of high-performance liquid chromatography products and services

 10.     Cigna Corp.
         Provider of insurance, health care benefits, pension management and related financial services





For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                              Principal
                                             Amount ($)   Value ($)
--------------------------------------------------------------------

Scudder Health Care Fund

--------------------------------------------------------------------
Short-Term Notes 1.7%
--------------------------------------------------------------------

 State Street Bank and Trust Company, 6.47%,
    12/1/2000** (Cost $4,209,000) ..........   4,209,000   4,209,000


                                                 Shares
--------------------------------------------------------------------


--------------------------------------------------------------------
Common Stocks 98.3%
--------------------------------------------------------------------

 Biotechnology 31.5%
 Actelion Ltd.* ............................       1,300     558,784
 Alexion Pharmaceuticals, Inc.* ............      51,500   4,316,344
 Alkermes, Inc.* ...........................      86,800   2,593,150
 Amgen Inc.* ...............................      30,900   1,966,013
 Arena Pharmaceuticals* ....................      36,000     702,000
 COR Therapeutics, Inc.* ...................      47,000   1,665,563
 CV Therapeutics, Inc.* ....................      47,900   3,355,994
 Cambridge Antibody Technology Group plc* ..      44,400   1,834,959
 Celera Genomics* ..........................      54,500   2,268,563
 Celgene Corp.* ............................      40,700   2,322,444
 Corvas International Inc.* ................     119,700   2,229,413
 Diversa Corp.* ............................      83,100   1,610,063
 Gemini Genomics* ..........................      30,575     259,888
 Genaissance Pharmaceuticals* ..............      36,600     713,700
 Genentech, Inc.* ..........................      65,300   4,444,481
 Genzyme Corporation (General Division)* ...      57,300   5,031,656
 Guilford Pharmaceuticals, Inc.* ...........     126,600   2,603,213
 Human Genome Sciences, Inc.* ..............      56,600   3,519,813
 IDEC Pharmaceuticals Corp.* ...............      21,900   3,811,969
 Immunex Corp.* ............................     111,700   4,153,844
 ImmunoGen Inc.* ...........................      57,200   1,440,725
 Medarex, Inc.* ............................      53,100   1,924,875
 MediChem Life Sciences, Inc.* .............     177,200     886,000
 Medicines Company* ........................      14,300     337,838
 MedImmune, Inc.* ..........................      74,300   3,951,831
 Millennium Pharmaceuticals, Inc.* .........      36,700   1,782,244
 Myriad Genetics, Inc.* ....................      49,200   3,450,150
 NPS Pharmaceuticals, Inc.* ................     106,400   4,123,000



    The accompanying notes are an integral part of the financial statements.

                                             Shares     Value ($)
-----------------------------------------------------------------

 NeoPharm Inc.* ......................       28,000      777,000
 OSI Pharmaceuticals, Inc.* ..........       29,700    1,666,913
 Serono SA (ADR)* ....................      145,500    3,110,063
 Titan Pharmaceuticals, Inc.* ........       27,800    1,000,800
 Transkaryotic Therapies, Inc.* ......       16,500      628,031
 United Therapeutics Corp.* ..........       21,200    1,026,875
 Vertex Pharmaceuticals, Inc.* .......       29,300    1,637,138
                                                     -----------
                                                      77,705,337
                                                     -----------
 Health Industry Services 4.5%
 Cigna Corp. .........................       42,700    5,625,725
 Laboratory Corp. of America Holdings*        8,800    1,250,150
 Quest Diagnostics Inc.* .............       19,800    2,225,025
 UnitedHealth Group Inc. .............       16,800    1,970,850
                                                     -----------
                                                      11,071,750
                                                     -----------
 Hospital Management 3.6%
 HCA - The Healthcare Co. ............      117,200    4,856,475
 Tenet Healthcare Corp.* .............       92,200    3,924,263
                                                     -----------
                                                       8,780,738
                                                     -----------
 Medical Supply & Specialty 15.2%
 Abbott Laboratories .................      153,200    8,435,575
 Baxter International, Inc. ..........      117,900   10,205,719
 Becton Dickinson & Co. ..............      119,200    4,052,800
 Biomet, Inc.* .......................      112,350    4,156,950
 Diagnostic Products Corp. ...........       40,800    1,836,000
 Medtronic, Inc. .....................       51,342    2,733,962
 MiniMed Inc.* .......................       17,000    1,011,500
 St. Jude Medical, Inc.* .............       82,000    4,884,125
                                                     -----------
                                                      37,316,631
                                                     -----------
 Pharmaceuticals 29.9%
 Allergan, Inc. ......................       49,100    4,557,094
 Alpharma Inc. .......................      107,300    3,661,613
 Alza Corp.* .........................      160,000    7,100,000
 American Home Products Corp. ........      102,900    6,186,863
 Andrx Group* ........................       29,300    2,090,830
 AstraZeneca Group plc ...............       43,400    2,232,388
 Chugai Pharmaceutical Co., Ltd. .....       70,000    1,243,091
 Eisai Co., Ltd. .....................       52,000    1,790,342
 Eli Lilly & Co. .....................       74,000    6,932,875
 Forest Laboratories, Inc.* ..........       43,500    5,894,250
 Glaxo Wellcome plc (ADR) ............       60,800    3,484,600

    The accompanying notes are an integral part of the financial statements.

                                                                  Shares      Value ($)
---------------------------------------------------------------------------------------

 Kyorin Pharmaceutical Co., Ltd. ..........................        55,000     1,774,033
 Medicis Pharmaceutical Corp.* ............................        11,400       723,900
 Merck & Co., Inc. ........................................        25,700     2,382,069
 Pharmacia Corp. ..........................................        60,300     3,678,300
 Pfizer, Inc. .............................................       251,250    11,133,505
 Schering-Plough Corp. ....................................        92,900     5,208,206
 Shire Pharmaceuticals Group plc* .........................        34,700     1,583,188
 Teva Pharmaceutical Industries, Ltd. (ADR) ...............        32,600     2,143,450
                                                                          -------------
                                                                             73,800,597
                                                                          -------------
 Life Science Equipment 11.7%
 Applera Corp.-- Applied Biosystems Group .................        73,400     6,064,675
 Caliper Technologies Corp.* ..............................        30,100     1,333,806
 Charles River Laboratories International, Inc.* ..........       112,300     2,400,413
 Invitrogen Corp.* ........................................        59,300     4,273,306
 Molecular Devices Corp.* .................................        75,850     3,707,169
 Packard Bioscience Co.* ..................................        98,900       939,550
 Techne Corp.* ............................................        14,600     1,299,400
 Third Wave Technologies, Inc.* (b) .......................           285     3,002,107
 Waters Corp.* ............................................        90,400     5,813,850
                                                                          -------------
                                                                             28,834,276
                                                                          -------------
 Chemicals 0.0%
 Segenta AG (ADR)* ........................................             2            18
                                                                          -------------
 Diversified Manufacturing 1.9%
 Tyco International Ltd. ..................................        87,500     4,615,625
                                                                          -------------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $205,141,801)                                     242,124,972
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $209,350,801) (a)                246,333,972
---------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

(a) The cost for federal income tax purposes was $209,595,003. At November 30, 2000, net unrealized appreciation for all securities based on tax cost was $36,738,969. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,353,898 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,614,929.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $3,002,107 (1.22% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at November 30, 2000 aggregated $3,002,107. These securities may also have certain restrictions as to resale.

         During the six months ended November 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $172,163,799 and $42,876,454, respectively.










    The accompanying notes are an integral part of the financial statements.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               November 30, 2000

Scudder Technology Innovation Fund

In the following interview, lead portfolio manager Brooks Dougherty discusses Scudder Technology Innovation Fund's strategy and the market environment in the six-month period ended November 30, 2000.

                     Q: It has been a difficult environment for technology stocks this year. Why has the sector declined?

                     A: After an incredible run in 1999 and the first two months of 2000, the tech-heavy Nasdaq index peaked in March. That set off two and a half months of a brutal decline in the Nasdaq as investors, in the face of rising interest rates, sold companies whose valuations, or prices in relation to expected growth and earnings, seemed excessive. This "valuation correction" lasted through April and May. Then, starting in June, we had the beginnings of a rally that extended all the way through Labor Day. The rally was sparked by good first- and second-quarter earnings reports from several tech companies. As a result, we ended August on a high note. But, right after Labor Day, there was a decisive turn downward in the technology environment. People had been expecting, for example, a strong recovery in the personal computer (PC) market. Instead, they were shocked to discover that, rather than a strong PC environment, we had a disastrous PC environment. Not only did consumers buy fewer computers, but many companies that normally would replace their desktop computers every two or three years delayed this process as they became more concerned about a slowing economy. Because PC sales not only affect computer makers, but also software companies, chip manufacturers, and several other businesses in the technology food chain, the market quickly shifted its perceptions downward. So, from a period when the technology outlook seemed fairly positive, we went to one where investors became worried about a decline in the economy and in the earnings of technology companies.

                     Q:  What sectors were hurt the most?

                     A: Almost every sector did badly. The sector that did the worst was the Internet, followed by computer networking, and telecommunications equipment, software, semiconductors, and hardware. The industry that did the best was technology services, which actually gained ground.

                     Q: How have you adjusted the portfolio to adapt to this difficult environment?

                     A: Right now, the positioning of the fund is extremely conservative. Normally, the fund only holds about 5% of its assets in cash equivalent securities. But as of November 30, we held approximately 17% in cash and fixed-income investments. Also, we were underweight, relative to our benchmark, in almost every technology category: software, semiconductors, telecommunications equipment, and hardware.

                     Q:  How did the fund perform during this period?

                     A: Over the six-month period ended November 30, 2000, the Scudder Technology Innovation Fund -- Class S shares returned -19.27%, compared to -27.76% for its unmanaged benchmark, the Goldman Sachs Technology Composite Index.

                     While our underweighting in several technology categories helped the fund, our strong orientation toward growth companies, whose prices tend to be more volatile, detracted from performance. However, we believe that it is important to follow our investment discipline even when the market turns downward, and to stick with companies that appear to have the best earnings potential. We believe the market will rebound and, when it does, it will be the companies with the strongest growth that will provide the best returns.

                     Q: Can you characterize the fund's risk profile over the long term?

                     A: There is no question that the fund is designed for investors who are able to tolerate significant short-term share price volatility, as well as a wide variance in total returns from year to year. While the fund has provided strong returns since its inception, it should be kept in mind that investing in a fund that focuses on a single industry -- even one with as many components as technology -- entails more risk of price fluctuation than a fund that invests in a broad cross-section of manufacturing and service companies. While we cannot guarantee future performance, we believe our emphasis on companies with strong fundamentals, histories of real earnings, and proven business models should benefit the fund over the long term. Still, given the inherent additional risk in the technology sector, we believe investors should consider this fund as just one part of their allocation to domestic and international stock funds.

                     Q: Could you talk about some changes you made to the portfolio?

                     A: We tried to take advantage of declines in stocks to concentrate in the positions we had the most confidence in, that we felt had the highest quality. In the last quarter, for example, we reduced our positions in telecommunications equipment and semiconductor stocks, increased our software and hardware holdings, and added to cash. We also reduced our Internet weighting on concerns about advertising weakness with the sector.

                     Q:  Have you backed away from the Internet completely?

                     A: No. We own a number of companies that build the infrastructure for the Internet. Our dominant focus, if you look at weightings, is on companies like Cisco Systems, Juniper Networks, Sun Microsystems, Network Appliance, and BEA Systems. What they have in common, at least Sun, Cisco and Juniper, is that they create the bricks and mortar infrastructure for the Internet. You can't have an

                     Internet without routers to route the traffic or servers to serve up the Web pages. These companies are dominant vendors of the bricks and mortar to the Internet, for corporations, and Internet service providers. BEA Systems, meanwhile, also is considered part of the Internet infrastructure. If a business wants to build an outward, customer-facing e-commerce application, or wants a trading exchange with its suppliers or customers, it needs a company like BEA systems to build the software to do that.

                     Q:  Are there other technology businesses you like now?

                     A: We have grown more positive on wireless. At the beginning of the period, the sector declined over concerns about growth and stocks of almost all the wireless companies fell. Now, expectations for growth are more realistic and, of the wireless handset providers, we think Nokia and Qualcomm have the better outlooks, while other companies are experiencing difficulty. We're more positive on the players that have extremely strong fundamentals.

                     Q: Do you anticipate keeping your cash position at current levels?

                     A: We anticipate keeping it at higher-than-normal, or defensive levels, until we get evidence that there's a material change in the environment. Such evidence would include a real sense that the expectations for companies are properly set and they are going to beat earnings forecasts, and that we're going back to a cycle of upward earnings estimates. Or, it may be something dramatic, like the Federal Reserve Board cutting interest rates and saying it has a bias toward cutting rates again in the future. We need some external event that we believe is going to provide us with evidence that says we should put that cash to work and have a more aggressive posture.

                     Q:  What's your outlook for the tech sector from here?

                     A: On a company fundamental basis, I think the outlook is a bit uncertain for the next three to four months. We have a slowing economy, and expectations may still be a bit too high for a number of companies. So, even if some companies are showing great revenue and earnings growth, if every other company is not doing well, or if there are negative revisions to earnings forecasts, the overall market environment will underperform. For now, that makes for a difficult time for a stock market investor.

                     Longer term, however, we remain positive on selected technology stocks. While much of the market has been worried about valuations, we have stuck to our emphasis on fundamentals. If we just look at current valuations, we risk missing an opportunity to invest in a dominant company that is still experiencing rapid growth. To find them, we will continue to look for companies with good business models, the ability to execute their business plans, and consistent earnings.

Performance Update
--------------------------------------------------------------------------------
                                                               November 30, 2000
Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                 Scudder Technology
                 Innovation Fund --     Goldman Sachs       Russell 2000        Russell 2000
                 Class S                Technology Index*   Technology Index*   Index*

     3/98**           10000                10000               10000                10000
     5/98             10058                9295                9513                 9845
    11/98             11300                9161                8338                 12264
     5/99             16083                10801               9257                 16145
    11/99             27092                16468               9644                 22411
     5/00             34063                19515               10174                25360
    11/00             27509                12675               9587                 18329


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                               Growth of                            Average
Period ended 11/30/2000         $10,000             Cumulative       Annual
------------------------------------------------------------------------------
Scudder Technology Innovation Fund -- Class S
------------------------------------------------------------------------------
1 year                         $  10,154                1.54%          1.54%
------------------------------------------------------------------------------
Life of Fund**                 $  27,509              175.09%         44.50%
------------------------------------------------------------------------------
Goldman Sachs Technology Index*
------------------------------------------------------------------------------
1 year                         $   8,179              -18.21%        -18.21%
------------------------------------------------------------------------------
Life of Fund**                 $  18,329               83.29%         22.38%
------------------------------------------------------------------------------
Russell 2000 Technology Index*
------------------------------------------------------------------------------
1 year                         $   7,697              -23.03%        -23.03%
------------------------------------------------------------------------------
Life of Fund**                 $  12,675               26.75%          8.22%
------------------------------------------------------------------------------
Russell 2000 Index*
------------------------------------------------------------------------------
1 year                         $   9,941                -.59%          -.59%
------------------------------------------------------------------------------
Life of Fund**                 $   9,587               -4.13%         -1.57%
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER TECHNOLOGY INNOVATION FUND -- CLASS S TOTAL RETURN (%) AND GOLDMAN SACHS TECHNOLOGY INDEX* TOTAL RETURN (%)


                             Yearly periods ended November 30

                                 1998**   1999   2000
----------------------------------------------------------------------------
Fund Total
Return (%)                     13.00***  139.75   1.54
----------------------------------------------------------------------------
Index Total
Return (%)                      -8.39     79.77 -18.21
----------------------------------------------------------------------------
Net Asset
Value ($)                       13.56     32.51  31.93
----------------------------------------------------------------------------
Income
Dividends
($)                                --        --     --
----------------------------------------------------------------------------
Capital
Gains
Distributions
($)                                --        --   1.32
----------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on March 2, 1998. Index comparisons begin March 31, 1998.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fee.

         On October 2, 2000, existing shares were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               November 30, 2000
Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Equity Holdings             80%                                     The fund's
Cash Equivalents            16%                             higher-than-normal
Corporate Bonds              2%                         allocation to cash and
Convertible Preferred                                 fixed-income investments
Stocks                       2%                           reflects our current
------------------------------------                        positioning toward
                           100%                           technology, which is
------------------------------------                             conservative.





--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 16% Cash Equivalents)                                 The fund was
Computer Software           32%                     underweight, relative to
Electronic Components/                              its benchmark, in almost
Distributors                19%                             every technology
EDP Peripherals             12%                          category: software,
Semiconductors               9%                              semiconductors,
Electronic Data Processing   7%                           telecommunications
Telecommunications                                  equipment, and hardware.
Equipment                    3%
Industrial Specialty         3%
Cellular Telephone           2%
Precision Instruments        2%
Other                       11%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(38% of Portfolio)                                      Management continues to
                                                       invest in companies that
  1.     Cisco Systems, Inc.                               it believes have the
         Manufacturer of computer                         best fundamentals and
         network products                               the strongest long-term
                                                            earnings potential.
  2.     Juniper Networks, Inc.
         Provider of Internet infrastructure solutions for Internet service telecommunications providers

  3.     Microsoft Corp.
         Developer of computer software

  4.     Brocade Communications Systems, Inc.
         Provider of switching solutions for storage area networks

  5.     Check Point Software Technologies, Ltd.
         Developer, marketer and supporter of management solutions for active networks

  6.     EMC Corp.
         Provider of enterprise storage systems, software, networks and services

  7.     Sun Microsystems, Inc.
         Manufacturer of high-performance workstations, servers and software

  8.     VERITAS Software Corp.
         Developer of memory and storage devices

  9.     SDL, Inc.
         Designer and manufacturer of semiconductor lasers

 10.     BEA Systems, Inc.
         E-commerce transactions company







For more complete details about the Fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                         as of November 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                        Principal
                                                        Amount ($)     Value ($)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Scudder Technology Innovation Fund
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Repurchase Agreements 16.3%
-------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.47%, to
    be repurchased at $93,516,804 on 12/1/2000**
    (Cost $93,500,000) ...............................   93,500,000   93,500,000


-------------------------------------------------------------------------------
Corporate Bonds 2.3%
-------------------------------------------------------------------------------

 Cyras Systems, Inc., Convertible, 4.5%, 8/15/2005 (c)    8,500,000    7,820,000
 Kestrel Solution, Convertible, 5.5%, 7/15/2005 ......    5,900,000    5,487,000

-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $15,401,000)                              13,307,000
-------------------------------------------------------------------------------



                                                            Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Convertible Preferred Stocks 1.8%
--------------------------------------------------------------------------------

 Precision Instruments
 CiDRA Corp.* (b) (Cost $9,999,990) ..................      111,111    9,999,990


--------------------------------------------------------------------------------
Common Stocks 79.6%
--------------------------------------------------------------------------------

 Cellular Telephone 1.8%
 Nokia Oyj (ADR) .....................................      240,200   10,268,550
                                                                     -----------
 Telephone/Communications 1.0%
 JDS Uniphase Corp.* .................................      115,300    5,772,206
                                                                     -----------
 Other Financial Companies 0.6%
 W.R. Hambrecht & Co.* (b) (c) .......................      140,000    3,500,000
                                                                     -----------
 Miscellaneous Commercial Services 0.8%
 Siebel Systems, Inc.* ...............................       67,200    4,695,600
                                                                     -----------
 Miscellaneous Consumer Services 0.8%
 Infospace.com, Inc.* ................................      425,500    4,627,312
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

                                                Shares     Value ($)
---------------------------------------------------------------------

 Telecommunications Equipment 2.2%
 CIENA Corp.* ...........................       167,700    12,734,719
                                                          -----------
 Industrial Specialty 2.1%
 QUALCOMM, Inc.* ........................       149,900    12,029,475
                                                          -----------
 Computer Software 26.9%
 America Online, Inc.* ..................       181,000     7,350,410
 BEA Systems, Inc.* .....................       289,400    16,947,987
 Brocade Communications Systems, Inc.* ..       123,800    20,790,662
 Check Point Software Technologies, Ltd.*       194,600    19,970,825
 Comverse Technology, Inc.* .............        95,100     8,196,431
 Extreme Networks, Inc.* ................        89,500     4,598,062
 i2 Technologies, Inc.* .................       111,200    10,716,900
 Interwoven, Inc.* ......................       183,800    10,120,487
 Intuit, Inc.* ..........................       309,600    14,106,150
 Microsoft Corp.* .......................       402,000    23,064,750
 Openwave Systems, Inc.* ................       114,200     5,210,375
 Oracle Corp.* ..........................       335,600     8,893,400
 Sycamore Networks, Inc.* ...............        93,300     3,866,119
                                                          -----------
                                                          153,832,558
                                                          -----------
 Diverse Electronic Products 1.6%
 Aether Systems, Inc.* ..................        84,800     4,801,800
 Handspring, Inc.* ......................        93,700     4,357,050
                                                          -----------
                                                            9,158,850
                                                          -----------
 EDP Peripherals 10.0%
 EMC Corp.* .............................       260,600    19,382,125
 Mercury Interactive Corp.* .............       107,100     7,209,169
 Network Appliance, Inc.* ...............       252,000    12,442,500
 VERITAS Software Corp.* ................       184,600    18,010,038
                                                          -----------
                                                           57,043,832
                                                          -----------
 Electronic Components/Distributors 15.9%
 Applied Micro Circuits Corp.* ..........       176,100     8,529,844
 Broadcom Corp. "A"* ....................       127,400    12,421,500
 Cisco Systems, Inc.* ...................       676,300    32,377,863
 Juniper Networks, Inc.* ................       223,800    27,947,025
 PMC-Sierra, Inc.* ......................       105,100     9,688,906
                                                          -----------
                                                           90,965,138
                                                          -----------
 Electronic Data Processing 5.5%
 Compaq Computer Corp. ..................       619,700    13,323,550


    The accompanying notes are an integral part of the financial statements.

                                                                   Shares     Value ($)
----------------------------------------------------------------------------------------

 Sun Microsystems, Inc.* ...................................       239,100    18,186,544
                                                                             -----------
                                                                              31,510,094
                                                                             -----------
 Office/Plant Automation 0.9%
 Palm, Inc.* ...............................................       131,300     4,751,419
                                                                             -----------
 Semiconductors 7.4%
 ARM Holdings plc (ADR)* ...................................       202,500     3,708,281
 Billions of Operations Per Second, Inc. (b) ...............     1,000,000     2,500,000
 Cree Research, Inc.* ......................................       187,700    10,534,663
 Linear Technology Corp. ...................................       165,000     7,806,563
 SDL, Inc.* ................................................        98,600    17,920,550
                                                                             -----------
                                                                              42,470,057
                                                                             -----------
 Miscellaneous 2.1%
 Chorum Technologies, Inc.* (b) ............................       580,046     9,999,993
 Transmeta Corp.* ..........................................        79,800     1,805,475
                                                                             -----------
                                                                              11,805,468
                                                                             -----------

----------------------------------------------------------------------------------------
Total Common Stocks (Cost $470,832,503)                                      455,165,278
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $589,733,493) (a)                 571,972,268
----------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $589,789,251. At November 30, 2000, net unrealized depreciation for all securities based on tax cost was $17,816,983. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,395,803 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $87,212,786.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $25,999,983 (4.33% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at November 30, 2000 aggregated $29,499,983. These securities may also have certain restrictions as to resale.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at November 30, 2000 amounted to $11,320,000, which represents 1.89% of net assets. Information concerning such restricted securities at November 30, 2000 is as follows:

                                            Acquisition
    Security                                   Date        Cost ($)
    --------------------------------------  -----------  ------------
    Cyras Systems, Inc. ..................  8/18/2000     9,501,000
    W.R. Hambrecht & Co. .................  3/13/2000     7,000,000

   During the six months ended November 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $646,118,174 and $625,318,728, respectively.


    The accompanying notes are an integral part of the financial statements.

Glossary of Investment Terms
--------------------------------------------------------------------------------

    Fundamental  Analysis of companies based on the projected impact of
       Research management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

   Growth Stock  Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

 Price/Earnings  A widely used gauge of a stock's valuation that indicates
    Ratio (also  what investors are paying for a company's earning power at
      "earnings the current stock price. A P/E ratio may be based on a multiple") company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

  S&P 500 Index  A capitalization-weighted index of 500 stocks. The Index is designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is commonly used as a performance benchmark for stock funds.

   Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value

      Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Financial Statements
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------
                                                                       Scudder
                                                   Scudder Health     Technology
Assets                                               Care Fund     Innovation Fund
-------------------------------------------------------------------------------------
Investments in securities, at value (including
   repurchase agreements of $4,209,000 and
   $93,500,000, respectively) (cost, see
   accompanying investment portfolios) ........   $ 246,333,972    $ 571,972,268
Cash ..........................................              44              966
Foreign currency, at value (cost of $0 and
   $30,674, respectively) .....................              --           29,307
Receivable for investments sold ...............       1,981,063       28,305,864
Dividends receivable ..........................          86,125            4,560
Interest receivable ...........................             756          238,014
Receivable for Fund shares sold ...............         812,575        1,403,872
Foreign taxes recoverable .....................           3,718               --
Deferred organization expenses ................           6,182               --
Due from Adviser ..............................          15,007          516,817
Other assets ..................................             139               --
                                               ---------------- ----------------
Total assets ..................................     249,239,581      602,471,668

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .............       1,926,609               --
Payable for Fund shares redeemed ..............         375,224        1,872,090
Accrued management fee ........................         175,297          498,388
Accrued Trustees' fees and expenses ...........          37,778           35,345
Other accrued expenses and payables ...........         138,619          185,140
                                               ---------------- ----------------
Total liabilities .............................       2,653,527        2,590,963
--------------------------------------------------------------------------------
Net assets, at value                              $ 246,586,054    $ 599,880,705
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ...............        (664,759)      (2,087,377)
Net unrealized appreciation (depreciation) on:
  Investments .................................      36,983,171      (17,761,225)
  Foreign currency related transactions .......            (446)          (1,367)
Accumulated net realized gain (loss) ..........       7,268,183       12,368,636
Paid-in capital ...............................     202,999,905      607,362,038
--------------------------------------------------------------------------------
Net assets, at value                              $ 246,586,054    $ 599,880,705
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
--------------------------------------------------------------------------------

                                                                         Scudder
                                                     Scudder Health     Technology
Net Asset Value                                        Care Fund     Innovation Fund
-------------------------------------------------------------------------------------
Class AARP
Net assets applicable to shares outstanding .......   $ 17,114,628   $ 12,120,417

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized        743,712        379,527
Net Asset Value, offering and redemption price (a)
   per share ......................................   $      23.01   $      31.94
Class S
Net assets applicable to shares outstanding .......   $229,471,426   $587,760,288

Shares outstanding of beneficial interest, $.01
   par value, unlimited number of shares authorized      9,968,228     18,408,555
Net Asset Value, offering and redemption price (a)
   per share ......................................   $      23.02   $      31.93

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the six months ended November 30, 2000
 (Unaudited)
--------------------------------------------------------------------------------

                                                                         Scudder
                                                     Scudder Health     Technology
Investment Income                                      Care Fund     Innovation Fund
-------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,261
   and $17,970, respectively) ....................   $     305,887    $      46,116
Interest .........................................         283,393        2,739,158
                                                  ---------------- ----------------
Total Income .....................................         589,280        2,785,274
                                                  ---------------- ----------------
Expenses:
Management fee ...................................         782,917        3,561,436
Services to shareholders .........................         211,332          699,653
Custodian and accounting fees ....................          24,738           37,011
Auditing .........................................           7,010           10,155
Legal ............................................           8,019           20,051
Trustees' fees and expenses ......................          14,285           20,048
Reports to shareholders ..........................          20,349           25,210
Registration fees ................................          38,948           28,316
Amortization of organization expenses ............             895              242
Administrative fee ...............................         136,750          453,980
Other ............................................          12,346           30,763
                                                  ---------------- ----------------
Total expenses, before expense reductions ........       1,257,589        4,886,865
Expense reductions ...............................          (3,550)         (14,214)
                                                  ---------------- ----------------
Total expenses, after expense reductions .........       1,254,039        4,872,651
-----------------------------------------------------------------------------------
Net investment income (loss)                              (664,759)      (2,087,377)
-----------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment
transactions
-----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ......................................       2,536,876       (4,659,653)
Foreign currency related transactions ............         (15,032)         (36,134)
                                                  ---------------- ----------------
                                                         2,521,844       (4,695,787)
                                                  ---------------- ----------------
Net unrealized appreciation (depreciation)
  during the period on:
Investments ......................................      20,769,085     (151,777,756)
Foreign currency related transactions ............          (2,130)          33,081
                                                  ---------------- ----------------
                                                        20,766,955     (151,744,675)
-----------------------------------------------------------------------------------
Net gain (loss) on investment transactions              23,288,799     (156,440,462)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      $  22,624,040    $(158,527,839)
-----------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets-- Scudder Health Care Fund
--------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended November   Year Ended May
                                                          30,              31,
Increase (Decrease) in Net Assets                   2000 (Unaudited)       2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (664,759)   $    (659,310)
Net realized gain (loss) on investment transactions       2,521,844        6,498,266
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      20,766,955       11,709,270
                                                   ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      22,624,040       17,548,226
                                                   ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .........................     158,070,568       55,751,188
Cost of shares redeemed ...........................     (28,515,920)     (26,560,656)
Redemption fees ...................................         172,318           88,513
                                                   ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     129,726,966       29,279,045
                                                   ---------------- ----------------
Increase (decrease) in net assets .................     152,351,006       46,827,271
Net assets at beginning of period .................      94,235,048       47,407,777
Net assets at end of period (including accumulated
   net investment loss of $664,759 at November 30,
   2000) .........................................    $ 246,586,054    $  94,235,048




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets-- Scudder Technology Innovation Fund
--------------------------------------------------------------------------------

                                                       Six Months
                                                     Ended November   Year Ended May
                                                          30,              31,
Increase (Decrease) in Net Assets                   2000 (Unaudited)       2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $  (2,087,377)   $  (3,726,164)
Net realized gain (loss) on investment transactions      (4,695,787)      26,138,432
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......    (151,744,675)     113,042,960
                                                   ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ................................    (158,527,839)     135,455,228
                                                   ---------------- ----------------
Distribution to shareholders from:
Net realized gains-- Class S ......................              --      (13,942,736)
                                                   ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .........................     203,266,409      592,736,489
Reinvestment of distributions .....................              --       13,589,780
Cost of shares redeemed ...........................    (113,376,830)    (179,749,674)
Redemption fees ...................................         571,423        1,015,276
                                                   ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      90,461,002      427,591,871
                                                   ---------------- ----------------
Increase (decrease) in net assets .................     (68,066,837)     549,104,363
Net assets at beginning of period .................     667,947,542      118,843,179
Net assets at end of period (including accumulated
   net investment loss of $2,087,377 at
   November 30, 2000) .............................   $ 599,880,705    $ 667,947,542



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Scudder Health Care Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------
                                                                      2000(a)
------------------------------------------------------------------------------
Net asset value, beginning of period                                $24.89
                                                                    ----------
------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------
  Net investment income (loss) (b)                                    (.02)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions (1.86)
                                                                    ----------
------------------------------------------------------------------------------
  Total from investment operations                                   (1.88)
------------------------------------------------------------------------------
Redemption fees                                                         --***
------------------------------------------------------------------------------
  Net asset value, end of period                                    $23.01
                                                                    ----------
------------------------------------------------------------------------------
Total Return (%)                                                     (7.55)(c)**
------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  17
------------------------------------------------------------------------------
Ratio of expenses (%)                                                 1.20*
------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             (.10)**
------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             48*
------------------------------------------------------------------------------

(a) For the period October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*   Annualized

**  Not annualized

*** Amount is less than one half of $.01.

--------------------------------------------------------------------------------
Scudder Health Care Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                              2000(b)   2000(c)  1999(c)   1998(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period         $18.32    $12.93    $12.08   $12.00
                                             ---------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (e)             (.09)      (.17)    (.11)    (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                      4.77       5.54      .94      .09
                                             ---------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations             4.68       5.37      .83      .08
------------------------------------------------------------------------------------
Redemption fees                                 .02        .02      .02       --***
------------------------------------------------------------------------------------
Net asset value, end of period               $23.02     $18.32   $12.93   $12.08
                                             ---------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                              25.66(f)** 41.69(g)  7.04(g)   .67(f)(g)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          229         94       47       41
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 1.37*      1.89(h)  1.95     3.68*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.36*      1.83(h)  1.75     1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      (.72)*    (1.10)    (.88)    (.40)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      48*       142      133       68*
------------------------------------------------------------------------------------

(a) On October 2, 2000 existing shares of the Fund were redesignated as Class S shares.

(b) For the six months ended November 30, 2000 (Unaudited).

(c) Years ended May 31.

(d) For the period March 2, 1998 (commencement of operations) to May 31, 1998.

(e) Based on monthly average shares outstanding during the period.

(f) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

(g) Total return would have been lower had certain expenses not been reduced.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.79% and 1.75%, respectively (see Notes to Financial Statements).

*   Annualized

**  Not annualized

*** Amount is less than one half of $.01.

--------------------------------------------------------------------------------
Scudder Technology Innovation Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $49.10
                                                                         -----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (b)                                                 (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (17.17)
                                                                         -----------
------------------------------------------------------------------------------------
  Total from investment operations                                        (17.18)
------------------------------------------------------------------------------------
Redemption fees                                                              .02
------------------------------------------------------------------------------------
Net asset value, end of period                                            $31.94
                                                                         -----------
------------------------------------------------------------------------------------
Total Return (%)                                                          (34.95)(c)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        12
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.20*
------------------------------------------------------------------------------------
Ratio of net investment income (%)                                          (.03)**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  174*
------------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000 (Unaudited).

(b) Based on monthly average shares outstanding during the period.

(c) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------
Scudder Technology Innovation Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                             2000(b)   2000(c)  1999(c)   1998(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period       $39.55       $19.31   $12.07   $12.00
                                           -----------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (e)           (.12)        (.34)    (.17)    (.03)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                (7.53)       21.81     7.37      .10
                                           -----------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations          (7.65)       21.47     7.20      .07
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                 --        (1.32)      --       --
------------------------------------------------------------------------------------
Redemption fees                               .03          .09      .04       --***
------------------------------------------------------------------------------------
Net asset value, end of period             $31.93       $39.55   $19.31   $12.07
                                           -----------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                           (19.27)(f)*  111.79    59.90(g)   .58(f)(g)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        588          668      119       37
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               1.16*        1.31(h)  1.86     3.69*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               1.15*        1.30(h)  1.75     1.75*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.50)*       (.91)   (1.11)    (.87)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   174*          83      135      137*
------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

(b) For the six months ended November 30, 2000 (Unaudited).

(c) Years ended May 31.

(d) For the period March 2, 1998 (commencement of operations) to May 31, 1998.

(e) Based on monthly average shares outstanding during the period.

(f) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

(g) Total return would have been lower had certain expenses not been reduced.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.30% and 1.30%, respectively (see Notes to Financial Statements).

*   Annualized

**  Not annualized

*** Amount is less than one half of $.01.

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder Health Care Fund and Scudder Technology Innovation Fund (formerly "Scudder Technology Fund") (the "Funds") are each a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Funds commenced offering multiple classes of shares. Existing shares of the Funds were redesignated as Class S and the Funds commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After December 29, 2000, Class S shares of the Funds will generally not be available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class-specific arrangements.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If

--------------------------------------------------------------------------------


there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and brokers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

--------------------------------------------------------------------------------


Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to a Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of that Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as a Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

Expenses. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

Organization Costs. Costs incurred by each Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the relevant Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Related Parties

As described in Note E, Zurich Scudder Investments, Inc. (formerly "Scudder Kemper Investments, Inc.") has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund

--------------------------------------------------------------------------------


adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc. ("Scudder" or the "Adviser"), the Adviser directs the investments of each Fund in accordance with its respective investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.85% for each of Scudder Health Care Fund and Scudder Technology Innovation Fund, based on the applicable Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Funds, as approved by the Funds' Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement for Scudder Health Care Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets and 0.80% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. The management fee payable under the Management Agreement for Scudder Technology Innovation Fund is equal to an annual rate of 0.85% of the first $500,000,000 of the average daily net assets, 0.80% on the next $500,000,000, 0.75% on the next $500,000,000,
0.70% on the next $500,000,000 and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended November 30, 2000, the fees pursuant to the Agreement and the Management Agreement for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $782,917 and $3,561,436, respectively, which was equivalent to annual effective rates of 0.85% and 0.84% of each Fund's average daily net assets. In addition, during the six months ended November 30, 2000, the Adviser reimbursed Scudder Technology Innovation Fund $501,810 for losses incurred in connection with certain portfolio transactions.

--------------------------------------------------------------------------------


In addition, the Adviser had agreed not to impose all or a portion of each Fund's management fee until September 30, 2000 in order to maintain the annualized expenses of each of Scudder Health Care Fund and Scudder Technology Innovation Fund at no more than 1.75% of the average daily net assets of each Fund. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation.

Administrative Fee. Effective October 2, 2000, the Funds, as approved by the Funds' Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Funds (other than those provided by Scudder under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.35% of average daily net assets computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through November 30, 2000, the Administrative Agreement expense charged to the Scudder Health Care Fund and Scudder Technology Innovation Fund amounted to $136,750 and $453,980, of which $69,901 and $172,460 is unpaid at November 30, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for each Fund. Prior to October 2, 2000, SSC imposed its fee for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregating $164,604 and $537,736, respectively, of which all is paid at November 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Fund. Prior to October 2, 2000, SFAC imposed its fee for Scudder Health Care Fund and

--------------------------------------------------------------------------------

Scudder Technology Innovation Fund, aggregating $18,677 and $34,318, respectively, of which all is paid at November 30, 2000.

Effective October 2, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended November 30, 2000 the Trustees' fees and expenses for Scudder Health Care Fund and Scudder Technology Innovation Fund aggregated $14,285 and $20,048, respectively.

Other Related Parties. Effective October 2, 2000, Scudder has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Funds. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter.

C. Expense Off-Set Arrangements

Each Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 2000, Scudder Health Care Fund's and Scudder Technology Innovation Fund's custodian fees were reduced by $2,425 and $8,245, respectively. Prior to October 2, 2000, Scudder Health Care Fund's and Scudder Technology Innovation Fund's transfer agent fees were reduced by $1,125 and $5,969, respectively.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

D. Lines of Credit

The Funds and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on

--------------------------------------------------------------------------------


the market rates at the time of borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

E. Reorganization

In early 2000, Scudder initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder and certain of the affected funds. For the year ended May 31, 2000 a one-time fee of $30,015 was accrued by Class S of each of the Scudder Health Care Fund and Scudder Technology Innovation Fund for payment to those Trustees not affiliated with the Adviser who are not standing for re-election. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated board, the Adviser agreed to bear $15,007 of such costs for each of the Scudder Health Care Fund and Scudder Technology Innovation Fund, which were paid to the fund in December, 2000.

--------------------------------------------------------------------------------


F. Share Transactions

The following tables summarize share and dollar activity in the Scudder Health Care Fund:


                            Six Months Ended                       Year Ended
                            November 30, 2000                     May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
                                                                            >
Class AARP*.........      749,310   $   18,316,457               --   $           --
Class S**...........    6,047,450      139,754,111        3,177,427       55,751,188
                                    $  158,070,568                    $   55,751,188

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP*.........       (5,598)  $     (138,916)               --   $           --
Class S**...........   (1,222,871)     (28,377,004)      (1,700,844)     (26,560,656)
                                    $  (28,515,920)                    $ (26,560,656)

Redemption fees
-------------------------------------------------------------------------------------
Class AARP*.........           --   $          768               --   $           --
Class S**...........           --          171,550               --           88,513
                                    $      172,318                    $       88,513

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP*.........      743,712   $   18,178,309               --   $           --
Class S**...........    4,824,579      111,548,657        1,476,583       29,279,045
                                    $  129,726,966                    $   29,279,045


* For the period October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

--------------------------------------------------------------------------------


The following table summarizes share and dollar activity in the Scudder Technology Innovation Fund:

                            Six Months Ended                       Year Ended
                            November 30, 2000                     May 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP*.........      398,062   $   17,419,819               --   $           --
Class S**...........    3,944,891      185,846,590       14,964,757      592,736,489
                                    $  203,266,409                    $  592,736,489

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP*.........           --   $           --               --   $           --
Class S**...........           --               --          345,180       13,589,780
                                    $           --                    $   13,589,780

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP*.........      (18,535)  $     (727,765)               --   $           --
Class S**...........   (2,426,400)    (112,649,065)      (4,574,837)    (179,749,674)
                                    $ (113,376,830)                    $(179,749,674)

Redemption fees
-------------------------------------------------------------------------------------
Class AARP*.........           --   $        6,232               --   $           --
Class S**...........           --          565,191               --        1,015,276
                                    $      571,423                    $    1,015,276

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP*.........      379,527   $   16,698,286               --   $           --
Class S**...........    1,518,491       73,762,716       10,735,100      427,591,871
                                    $   90,461,002                    $  427,591,871

* For the period October 2, 2000 (commencement of sales of Class AARP shares) to November 30, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Health Care Fund (the "fund"), a series of Scudder Securities Trust, was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Securities Trust.

                                                         Number of Votes:

   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          2,334,672            89,248
   Linda C. Coughlin                             2,332,679            91,241
   Dawn-Marie Driscoll                           2,333,791            90,129
   Edgar R. Fiedler                              2,326,269            97,651
   Keith R. Fox                                  2,335,637            88,283
   Joan E. Spero                                 2,327,835            96,085
   Jean Gleason Stromberg                        2,332,135            91,785
   Jean C. Tempel                                2,333,913            90,007
   Steven Zaleznick                              2,328,099            95,821
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      2,330,126              37,763               56,032                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Technology Innovation Fund (the "fund"), a series of Scudder Securities Trust, was held on July 13, 2000, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of Scudder Securities Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          7,998,441            195,189
   Linda C. Coughlin                             7,981,262            212,369
   Dawn-Marie Driscoll                           7,984,338            209,293
   Edgar R. Fiedler                              7,992,582            201,048
   Keith R. Fox                                  8,001,947            191,684
   Joan E. Spero                                 7,977,657            215,973
   Jean Gleason Stromberg                        7,976,571            217,059
   Jean C. Tempel                                7,985,830            207,800
   Steven Zaleznick                              7,989,142            204,488
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending May 31, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      7,983,439              82,963              127,228                 0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President,
      Driscoll Associates;
      Executive Fellow, Center
      for Business Ethics,
      Bentley College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow
      and Economic Counsellor,
      The Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The
      Doris Duke Charitable
      Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing
      Director, First Light
      Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 James E. Fenger*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Sewall Hodges*
   o  Vice President

 Robert L. Horton*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Blair F. Treisman*
   o  Vice President

 John Millette*
   o  Vice President and
      Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments,
 Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       55


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser


   SCUDDER
INVESTMENTS(SM)
   [LOGO]

AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group


Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 360 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.